Exhibit 10.8.3

AMENDMENT NO. 3 TO FIVE YEAR CREDIT AGREEMENT

This Amendment (this “Amendment”) is entered into as of May 22, 2002 by and among Nationwide Mutual Insurance Company (“Nationwide Mutual”), Nationwide Life Insurance Company (“Nationwide Life”), Nationwide Financial Services, Inc. (“NFS”; Nationwide Mutual, Nationwide Life and NFS are herein referred to individually as a “Borrower” and collectively as the “Borrowers”), Bank One, NA, individually and as agent (the “Agent”), and the other financial institutions signatory hereto.

RECITALS

A. The Borrowers, the Agent and the Lenders are party to that certain Five Year Credit Agreement dated as of May 25, 2000 (as heretofore amended, the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

B. The Borrowers, the Agent and the undersigned Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1. Amendment to Credit Agreement. On the date this Amendment becomes effective pursuant to Section 3 below, the Credit Agreement shall be amended as follows:

(a) Section 5.8 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

5.8 Subsidiaries. Schedule 5.8 contains an accurate list of all Subsidiaries of such Borrower as of December 31, 2001, setting forth the percentage of their respective capital stock or other ownership interests owned by such Borrower or other Subsidiaries of such Borrower. All of the issued and outstanding shares of capital stock or other ownership interests of such Subsidiaries have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non-assessable.

(b) Section 6.1 (a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) In the case of NFS, within 100 days after the close of each of its fiscal years, an unqualified audit report certified by independent certified public accountants acceptable to the Lenders, prepared in accordance with Agreement Accounting Principles on a consolidated basis for itself and its Subsidiaries, including balance sheets as of the end of such period and related statements of income, shareholders’ equity and cash flows, accompanied by any internal control letter prepared by said accountants.

(c) Section 6.1(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(d) In the case of Nationwide Mutual, (i) within thirty (30) days after the regulatory filing date, copies of the unaudited Combined Annual Statement of Nationwide Mutual, certified by the chief financial officer or the treasurer of Nationwide Mutual, all such statements to be prepared in accordance with SAP consistently applied throughout the periods reflected therein and (ii) no later than each June 15, copies of such Combined Annual Statement audited and certified by independent certified public accountants of recognized national statement.

(d) Section 6.1(f) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(f) Together with the financial statements required under Sections 6.1(a), (b), (c) and (e), a compliance certificate in substantially the form of Exhibit B signed by its chief financial officer or treasurer showing the calculations necessary to determine compliance with this Agreement and stating that no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof.

(e) Section 10.15 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

10.15 Co-Agents, Documentation Agent, Syndication Agent, Managing Agent, etc. Neither any of the Lenders identified in this Agreement as a “co-agent” nor any Documentation Agent, Syndication Agent or Managing Agent shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of such Lenders shall have or be deemed to have a fiduciary relationship with any Lender. Each Lender hereby makes the same acknowledgments with respect to such Lenders as it makes with respect to the Agent in Section 10.11.

(f) Schedule 5.8 of the Credit Agreement is hereby replaced in its entirety by Schedule 5.8 attached hereto and made a part hereof.

2. Representations and Warranties of the Borrowers. Each Borrower represents and warrants that:

(a) The execution, delivery and performance by such Borrower of this Amendment have been duly authorized by all necessary corporate proceedings and that this Amendment is a legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar law affecting creditors’ rights generally and by general principles of equity;

(b) After giving effect to this Amendment, each of the representations and warranties of such Borrower contained in the Credit Agreement is true and correct on and as of the date hereof as if made on the date hereof except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty was true and correct on and as of such earlier date;

(c) After giving effect to this Amendment, no Default or Unmatured Default has occurred and is continuing with respect to such Borrower.

3. Effective Date. Section 1 of this Amendment shall become effective upon the execution and delivery hereof by the Borrowers, the Agent and the Required Lenders (without respect to whether it has been executed and delivered by all the Lenders).

4. Reference to and Effect Upon the Credit Agreement.

(a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

5. Costs and Expenses. Each Borrower hereby affirms its joint and several obligation under Section 9.6 of the Credit Agreement to reimburse the Agent for all reasonable costs, internal charges and out-of-pocket expenses paid or incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the attorneys’ fees and time charges of attorneys for the Agent with respect thereto.

6. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ, BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

NATIONWIDE MUTUAL INSURANCE COMPANY

By:	/s/ Carol L. Dove

Carol L. Dove
Title:	Associate Vice President and Assistant Treasurer

NATIONWIDE LIFE INSURANCE COMPANY

By:	/s/ Carol L. Dove

Carol L. Dove
Title:	Associate Vice President and Assistant Treasurer

NATIONWIDE FINANCIAL SERVICES, INC.

By:	/s/ Carol L. Dove

Carol L. Dove
Title:	Associate Vice President and Assistant Treasurer

BANK ONE, NA, as Agent and as a Lender

By:	/s/ Thomas A. Kiepura

Title:	Director

THE CHASE MANHATTAN BANK, as a Lender

By:	/s/ Helen L. Newcomb

Title:	Vice President

[TO AMENDMENT NO. 3]

THE BANK OF NEW YORK, as a Lender

By:	/s/ Illegible

Title:	Vice President

CITICORP USA, INC., as a Lender

By:	/s/ Illegible

Title:	Vice President

REVOLVING COMMITMENT VEHICLE CORPORATION, as a Lender

By:	Morgan Guaranty Trust Company of New York, as Attorney-in-Fact for Revolving Commitment Vehicle Corporation

By:

Title:

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Illegible

Title:	Managing Director

WACHOVIA BANK, National Association, as a Lender

By:	/s/ Daniel J. Norton

Title:	Director

MELLON BANK, N.A., as a Lender

By:	/s/ Maria E. Totin

Title:	Assistant Vice President

[TO AMENDMENT NO. 3]

FLEET NATIONAL BANK, as a Lender

		By:	/s/ Mary Ann Jordan

Mary Ann Jordan
		Title:	Director

KEYBANK NATIONAL ASSOCIATION, as a Lender

		By:	/s/ Sherrie L. Manson

		Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Illegible	By:	/s/ Illegible

Title:	Vice President	Title:	Vice President

FIRSTAR BANK, NA, as a Lender

		By:	/s/ Illegible

		Title:	Senior Vice President

THE HUNTINGTON NATIONAL BANK, as a Lender

		By:	/s/ Mark A. Scurci

		Title:	Vice President

NATIONAL CITY BANK, as a Lender

		By:	/s/ Illegible

		Title:	Vice President

[TO AMENDMENT NO. 3]

STATE BANK AND TRUST COMPANY, as a Lender

By:	/s/ Illegible

Title:	Illegible

FIFTH THIRD BANK, CENTRAL OHIO, as a Lender

By:	/s/ John Beardslee

John Beardslee
Title:	Vice President

FIRST HAWAIIAN BANK, as a Lender

By:

Title:

[TO AMENDMENT NO. 3]

SCHEDULE 5.8

SUBSIDIARIES

The 401 (k) Companies, Inc.

The 401(k) Company

401(k) Investment Advisors, Inc.

401(k) Investment Services, Inc.

Affiliate Agency of Ohio, Inc.

Affiliate Agency, Inc.

AGMC Reinsurance Ltd.

ADD Finance Services, Inc.

ALLIED Document Solutions, Inc. (fka Midwest Printing Services, Inc.)

ALLIED General Agency Company

ALLIED Group Insurance Marketing Company

ALLIED Group, Inc.

ALLIED Property and Casualty Insurance Company

Allied Texas Agency, Inc.

Allnations, Inc.

AMCO Insurance Company

American Marine Underwriters, Inc.

Asset Management Holdings, plc

Cal-Ag Insurance Services, Inc.

CalFarm Insurance Agency

CalFarm Insurance Company

Colonial County Mutual Insurance Company

Cooperative Service Company

Corviant Corporation

Damian Securities Limited

Depositors Insurance Company

Dinâmica Participacoes SA

Discover Insurance Agency of Texas, LLC

Discover Insurance Agency, LLC

Eagle Acquisition Corporation

eNationwide, LLC

F&B, Inc.

Farmland Mutual Insurance Company

Fenplace Limited

Financial Horizons Distributors Agency of Alabama, Inc.

Financial Horizons Distributors Agency of Ohio, Inc.

Financial Horizons Distributors Agency of Oklahoma, Inc.

Financial Horizons Distributors Agency of Texas, Inc.

Financial Horizons Securities Corporation

Florida Records Administrator, Inc.

G.I.L. Nominees Limited

Gartmore 1990 Limited

Gartmore 1990 Trustee Limited

Gartmore Capital Management Limited

Gartmore Distribution Services, Inc.

Gartmore Fund Managers International Limited

Gartmore Fund Managers Limited

Gartmore Global Asset Management Trust

Gartmore Global Investments, Inc.

Gartmore Global Partners

Gartmore Indosuez UK Recovery Fund (G.P.) Limited

Gartmore Investment Limited

Gartmore Investment Management plc

Gartmore Investment Services GmbH

Gartmore Investment Services Limited

Gartmore Investor Services, Inc.

Gartmore Japan Limited

Gartmore Morley & Associates, Inc.

Gartmore Morley Capital Management, Inc.

Gartmore Morley Financial Services, Inc.

Gartmore Mutual Fund Capital Trust

Gartmore Nominees Limited

Gartmore Pension Trustees Limited

Gartmore S.A. Capital Trust

Gartmore Secretaries (Jersey) Ltd.

Gartmore Trust Company

Gartmore Securities Limited

Gartmore U.S. Limited

Gates, McDonald & Company

Gates, McDonald & Company of New York, Inc.

Gates, McDonald & Company of Nevada

GatesMcDonald Health Plus Inc.

Insurance Intermediaries, Inc.

Landmark Financial Services of New York, Inc.

Lone Star General Agency, Inc.

MedProSolutions, Inc.

National Casualty Company

National Casualty Company of America, Ltd.

National Deferred Compensation, Inc.

Nationwide Affinity Insurance Company of America

Nationwide Affordable Housing, LLC

Nationwide Agency, Inc.

Nationwide Agribusiness Insurance Company

Nationwide Arena, LLC

Nationwide Asset Management Holdings, Ltd.

Nationwide Assurance Company

Nationwide Cash Management Company

Nationwide Community Development Corporation, LLC

Nationwide Corporation

Nationwide Exclusive Distribution Company, LLC

Nationwide Financial Assignment Company

Nationwide Financial Institution Distributors Agency, Inc.

Nationwide Financial Institution Distributors Agency, Inc. of New Mexico

Nationwide Financial Institution Distributors Insurance Agency, Inc. of Massachusetts

Nationwide Financial Services (Bermuda) Ltd.

Nationwide Financial Services Capital Trust

Nationwide Financial Services Capital Trust II

Nationwide Financial Services, Inc.

Nationwide Financial Sp. z o.o

Nationwide Foundation

Nationwide General Insurance Company

Nationwide Global Finance, LLC

Nationwide Global Funds

Nationwide Global Holdings, Inc.

Nationwide Global Holdings, Inc.- Luxembourg Branch

Nationwide Global Holdings-NGH Brazil Participacoes, LTDA

Nationwide Global Japan, Inc.

Nationwide Global Limited

Nationwide Health Plans, Inc.

Nationwide Holdings, SA

Nationwide Home Mortgage Company

Nationwide Home Mortgage Distributors, Inc.

Nationwide Indemnity Company

Nationwide Insurance Company of America

Nationwide Insurance Company of Florida

Nationwide International Underwriters

Nationwide Investment Services Corporation

Nationwide Life and Annuity Insurance Company

Nationwide Life Assurance Company, Ltd.

Nationwide Life Insurance Company

Nationwide Lloyds

Nationwide Management Systems, Inc.

Nationwide Martíma Vida Previdência S.A.

Nationwide Mortgage Holdings, Inc.

Nationwide Mutual Fire Insurance Company

Nationwide Mutual Insurance Company

Nationwide Properties, Ltd.

Nationwide Property and Casualty Insurance Company

Nationwide Realty Investors, Ltd.

Nationwide Retirement Plan Services, Inc.

Nationwide Retirement Solutions, Inc.

Nationwide Retirement Solutions, Inc. of Alabama

Nationwide Retirement Solutions, Inc. of Arizona

Nationwide Retirement Solutions, Inc. of Arkansas

Nationwide Retirement Solutions, Inc. of Montana

Nationwide Retirement Solutions, Inc. of Nevada

Nationwide Retirement Solutions, Inc. of New Mexico

Nationwide Retirements Solutions, Inc. of Ohio

Nationwide Retirement Solutions, Inc. of Oklahoma

Nationwide Retirement Solutions, Inc. of South Dakota

Nationwide Retirement Solutions, Inc. of Texas

Nationwide Retirement Solutions, Inc. of Wyoming

Nationwide Retirement Solutions Insurance Agency, Inc.

Nationwide Securities, Inc.

Nationwide Seguradora S.A.

Nationwide Services Company, LLC

Nationwide Services Sp. z o.o.

Nationwide Towarzystwo Ubezpieczen na Zycie S.A.

Nationwide Trust Company, FSB

Nationwide UK Asset Management Holdings, Ltd.

Nationwide UK Holding Company, Ltd.

Nevada Independent Companies-Construction

Nevada Independent Companies-Health and Nonprofit

Nevada Independent Companies-Hospitality and Entertainment

Nevada Independent Companies-Manufacturing, Transportation and Distribution

Newhouse Capital Partners, LLC

NFS Distributors, Inc.

NGH Luxembourg, S.A.

NGH Netherlands, B.V.

NGH UK, Ltd.

NorthPointe Capital, LLC

PanEuroLife

Pension Associates, Inc.

Premier Agency, Inc.

Riverview Agency, Inc.

SBSC Ltd (Thailand)

Scottsdale Indemnity Company

Scottsdale Insurance Company

Scottsdale Surplus Lines Insurance Company

Siam Ar-Na-Khet Company Limited

Vertboise, SA

Veterinary Pet Insurance Company

Veterinary Pet Services, Inc.

Villanova Securities, LLC

Western Heritage Insurance Company